SEP-02-2011 FRI 13:49 FAX NO. 0222187458 P. 01/01

授信動撥申請書兼借款憑證—新臺幣

放款戶號：1385-051　　戶　名：彩星光電股份有限公司

營利事業統一編號：80179506　　身分證統一編號：＿＿＿＿

一、授信金額：新臺幣（大寫）叁佰萬圓整

二、申請人因營運週轉及資本性支出需要，請惠予在額(限)度內予以動用。

(一)直接授信項目

☐透支　☐擔保透支　☐企業金融卡貸款　☐進口透支　☐出口透支

☐證券商發錄公債交易短期週轉金融資　☐應付證券交易所或證券櫃檯買賣中心交割款項

☐短期放款　☑短期擔保放款　☐中期放款　☐中期擔保放款　☐保管禁止背書轉讓客票週轉金貸款

☐長期放款　☐長期擔保放款　☐墊付國內票款　☐保管客票週轉金貸款☐＿＿＿＿（請填寫授信項目）

(二)授信期間：自民國 100 年 8 月 22 日起至民國 101 年 2 月 22 日止。

(三)利率：

☐按年率＿＿%固定計息。

☑按貴行之基準利率（基準利率說明如附註一）加碼年率 0.126 %（目前合計為年率 1.546 %）計息，嗣後貴行基準利率☑每3個月☐每1個月調整時隨同調整，加碼幅度不變。

☐按貴行之貨幣市場90天期均價利率（貨幣市場利率說明如附註二）＿＿碼年率＿＿%（目前合計為年率＿＿%）計息，嗣後以貸放日後每滿3個月之相對日為利率變動調整日，自調整日起隨同調整，加減碼幅度不變。

☐按貴行之定儲利率指數（定儲利率指數說明如附註三）＿＿碼年率＿＿%（目前合計為年率＿＿%）計息，嗣後貴行定儲利率指數☐每3個月☐每1個月調整時隨同調整，加減碼幅度不變。

☐依另簽訂增補契約之約定計息。

☐＿＿＿＿

(四)前條利率採貨幣市場利率或定儲利率指數訂價，遇有重大不可抗力情事致利率指數明顯偏離市場利率行情時，貴行得於10天前，於貴行之營業場所、網站或全國性報紙公告後，逕以中央銀行當期公告之重貼現率作為利率訂價指標，並依前條當期適用利率與重貼現率之差額調整加減碼利率。

(五)新臺幣放款計息方式：

1. 短期放款之計息方式：按日計息，以每年365天為利息計算基礎，遇閏年時亦同。
利息＝本金餘額 × 年利率 × 1/365 × 計息天數

2. 中長期放款之計息方式：
足月部分（說明如附註四）：按月計息。利息＝本金餘額 × 年利率 × 1/12 × 計息足月月數。
不足月畸零天數之利息：
(1)前段不足月（說明如附註五）案件：採加權比例計息法（說明如附註六）。
利息＝本金餘額 × 年利率 × 1/12 ×畸零天數/當月日數。
(2)本金全部清償案件：按日計息。（繳息期間如逾1個月以上，足月部分仍採按月計息）。
(3)本金部分清償、收息、撥還案件：採加權比例計息法，利息＝本金餘額 × 年利率 × 1/12× 畸零天數/當月日數

(六)償還方式：

☑自借款日起，於每月 22 日按月付息，到期還清本金。

☐自借款日起，依年金法，於每月＿＿日按月平均攤付本息。

☐自借款日起，於每月＿＿日本金按月平均攤還，利息按月計付。

☐自借款日起，前＿＿個月於每月＿＿日按月付息，自第＿＿個月起，再依年金法，按月平均攤付本息。

☐自借款日起，前＿＿個月於每月＿＿日按月付息，自第＿＿個月起，本金按月平均攤還，利息按月計付。

☐

三、申請人因業務需要，請惠予在額(限)度內予以動用。

(一)間接授信項目：

☐保證　☐發行公司債保證　☐發行商業本票保證　☐＿＿＿＿（請填寫授信項目）

(二)授信期間：☐自民國＿＿年＿＿月＿＿日起至民國＿＿年＿＿月＿＿日止。
☐自民國＿＿年＿＿月＿＿日起至＿＿＿＿

(三)費率：☐按年率＿＿%計付＿＿個月之手續費，以3個月為1期，未滿3個月者，以1期計算；上開期間屆滿時，貴行之保證責任仍未解除者，應與貴行另行議定費率。
☐按年率＿＿%計付前＿＿個月之手續費，按年率＿＿%計付第＿＿個月起至第＿＿個月止之手續費，以3個月為1期，未滿3個月者，以1期計算；上開期間屆滿時，貴行之保證責任仍未解除者，應與貴行另行議定費率。
☐

四、其他約定：申請人同意本授信動撥申請書兼借款憑證為與貴行簽訂之授信契約書之一部分。

五、聲明事項：本公司董、監事或其他有代表權之人而為＿＿保證人，於本筆授信動用時，仍舊在任。

此致
華南商業銀行

申請人暨借款人：彩星光電股份有限公司

（代表人）董事長　陳維儒

地址：23148 台北縣新店市中正路566號10樓

（所蓋印鑑須與留存印鑑相符）

中　華　民　國　年　月　日

100. 8. 22

Request for Credit Line Disbursement
& Promissory Note (in NT Dollar)

TO: Hua Nan Commercial Bank

Loan No. 1385-0089-1	Borrower’s Name: Color Stars, Inc.
Corporation Employer ID: 80179506	Individual ID:

I.	Disbursement Amount: NT$3,000,000
II.	For the needs of working capital and capital expenditure, Borrower hereby requests to disburse within the line of credit.
(1) This disbursement is for:

Overdraft	Secured	Corporate debit	Import	Export
	overdraft	card finance	overdraft	overdraft
Short-term working capital for		Accounts payable to Security Exchange Bureau
securities of brokerage firm
Short-term loan	Short-term	Med-term loan	Med-term	Working
	secured loan		secured loan	capital loan
Long-term loan	Long-term	Domestic draft	Working	Others

     secured loan advance capital loan for 3rd ____________ party (2) Period of this loan: From August 22, 2011 to February 22, 2012.

(3) Interest Rate:

Annual percentage rage (APR) at _____% fixed.

     Based on your prime rate (see Explanations I) plus 0.126% APR (currently totaling 2.946% APR), prime rate adjustable every 3 months every month.

     Based on your 90-day money market average rate (see Explanations II) ____ plus ___% (currently totaling ____%APR), adjustable every 3 months from the date of loan booked.

     Based on your time deposit rate index (see Explanations III) ___ plus ___% (currently totaling ___%APR), adjustable every 3 months every month.

Based on Contract agreed by both parties. ______________________________________________________________

(4) In the case that above money market rate or time deposit rate index substantially deviated from market rate caused by irresistible event, you have to publish, 10 days prior to the change, in your bank lobby, website, or national newspaper, then issue a new rate based on discount rate published by Central Bank of Taiwan and adjusted with the difference between the preceding rate and discount rate.

(5) Computation of interest (in NT$):

a.	Short-term: Daily, based on 365 days.
Interest = Balance of principal x 1/365 x days
b.	Med-term:
If full month (see Explanations IV): Monthly.
Interest = Balance of principal x %APR x 1/12 x months If not full month:
(a) If not full month (see Explanations V): Based on weighted ratio (see

     Explanations VI) Interest = Balance of Principal x %APR x 1/12 x days/days of month (b) Full repayment of principal: Daily (If over 1 month, compute monthly Interest for full months.) (c) Partial repayment of principal: Based on weighted ratio. Interest = Balance of Principal x %APR x 1/12 x days/days of month (6) Prepayment:

From the date of loan, interest payable on 22 day of month, principal due upon maturity. From the date of loan, monthly principal and interest are due on ____ day of month.

     From the date of loan, principal installment payable on ___ day of month, interest payable on monthly basis.

     From the date of loan, the first _____ months interest payable on _____ day of the month. Starting __th month, principal and interest are due monthly.

From the date of loan, the first _____ months interest payable on _____ day of the month.

Starting __th month, principal installment payable and interest payable on monthly basis.

III.	Please disburse funds according to following terms: (1) Indirect credit:

Guarantee	Guarantee for corporate bonds	Guarantee for commercial. paper
(2) Period:	From	to _____________.
	From	to _____________.

	(3)	Fees: Fees are payable based on ____%APR. A term is 3 months. Less than 3 months is computed as one term. Upon maturity, is your bank’s guarantee is not yet released, additional fee will be negotiated by both parties.
IV.	The Borrower hereby agrees this Request for Credit Line Disbursement & Promissory Note be a part
	of	Loan Agreement.
V.	Declaration: All directors and supervisors of the Board and other fiduciary representatives’ act as
	guarantors	of this Line of Credit will remain incumbent while this note is disbursed.

Applicant/Borrowing Entity: COLOR STARS, INC.

Address: 10F, NO. 566, Jungjeng Rd., Sindian District, New Taipei City 23148, Taiwan, R. O. C.

Representative: WEI-RUR CHEN / PRESIDENT

Date: August 22, 2011